UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD ETHICAL FUND (ADJEX)

AZZAD WISE CAPITAL FUND (WISEX)

ANNUAL REPORT

JUNE 30, 2012

AZZAD FUNDS

8000 Town Centre Drive •  Suite 400  •  Broadview Heights, Ohio 44147

888-350-3369 or 440-922-0066   •  Fax: 440-526-4446  •  www.azzadfunds.com

Azzad Asset Management, Inc. • Advisor to the Azzad Funds • 888.862.9923

June 29, 2012

Dear Azzad Funds Shareholder:

“Individuals who cannot master their emotions are ill-suited to profit from the investment process.” Benjamin Graham, Father of Value Investing.

The global village became very real as debt, debate, downgrades and potential default in the United States and overseas continued to consume the second and first halves of 2011 and 2012, respectively. The second half of 2011 began with the most volatile quarter for stocks since early 2009 with double-digit losses across the board. Those losses were mostly erased, however, by year’s end with most indices ending 2011 flat. The rally that began in the fourth quarter of 2011 moved into the first half of 2012, albeit with several challenges.

Stocks came under pressure once more in the second quarter of 2012. The culprits are well known by now: Eurozone concerns and additional signs of a slowing global economy. Moreover, a few major emerging markets, most notably China, reported weakening domestic activity. Domestically, unemployment remained stalled at 8.2%, partly because more people are once again trying to reenter the workforce. The first-quarter economic growth of 1.9% was substantially lower than the previous quarter’s 3%. Consumer spending growth was also disappointingly slow. Amid signs of a global slowdown, the Federal Reserve announced it would extend its “Operation Twist” bond purchase program through the end of 2012. The program, which will use the proceeds from sales of short-term Treasury bonds to buy longer maturities, is intended to stimulate the economy by keeping long-term interest rates low. The announcement received a mostly muted response from investors who likely hoped for more.

The entire macroeconomic picture wasn’t all bleak however. Inflation remains at moderate levels at both the consumer and wholesale levels. The Bureau of Labor Statistics said the Consumer Price Index was 2.3% higher than a year ago, while wholesale prices were up less than 1% in a year. There was also a glimpse of good news in the housing market as the second quarter of 2012 came to an end. The Commerce Department announced new home sales shot up in May to their highest level in more than two years and construction spending was up from 2011.

For the Azzad Ethical Fund’s fiscal year, the Fund outperformed its benchmark, the Russell Mid Cap Growth Index, by 3.27%.

Average Annual Total Returns

*Returns are not annualized. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Russell Mid Cap Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged, and does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 0.99% through 6/30/2014, excluding indirect expenses. The indices’ returns assume reinvestment of all distributions and dividends; you cannot invest indirectly in an index. The Fund’s inception date was 12/22/2000.

Dissecting the Fund’s fiscal year in two halves, the Fund lost only 4.56% during the first half when the markets dropped, significantly outperforming its benchmark. During the period, the Fund's holdings in information technology, industrials and health care did well; compared to their corresponding sectors in the Russell Midcap Growth Index. Our top holding, Apple, continued to perform well with its iPad and iPhone sales exceeding analysts’ forecasts both domestically and overseas. The iPhone and iPad account for approximately 73% of Apple's total revenue and remain the key drivers of Apple's iOS platform and the firm's overall business model. We believe the company’s stock still has room to grow, but do anticipate additional volatility in its near future quarterly results. AthenaHealth and Edwards Lifesciences also contributed to the Fund’s positive performance. AthenaHealth, a health care information technology company, provides internet-based business services to physician offices and assists them with digitalizing their patients’ medical records. Edwards Lifesciences is a leading heart valve manufacturer. The medical device maker received approval from the U.S. Food and Drug Administration to use its Sapien transcatheter heart valve for a wider group of high risk patients. It allows aortic valves to be replaced through a catheter rather than through open heart surgery. Heartland Payment Systems, a payment processing provider, also helped the portfolio outperform its benchmark.

Our portfolio lost some ground in the second half of the year due to its lack of exposure to the financial sector, one of the top performing sectors in the first half of 2012. In addition, our holdings in the industrials and materials sectors underperformed compared to those held by the index as did its international holdings. One example was Herbal life which saw its shares fall dramatically after a hedge fund manager (known for shorting stocks) asked several mundane questions about the company’s sales techniques. We believe the sell off was overdone and added to our position. Cliffs Natural Resources and Deckers Outdoor Corporation were examples of companies that held back our gains due to fears of a global economic slowdown. Cliffs is the largest producer of iron ore in North America with attractive fundamentals. Again, we viewed the selloff as overdone and held onto our position. Deckers Outdoor Corporation, a manufacturer of luxury footwear including the Uggs and Teva brands, continued to struggle due to higher sheep skin costs, a mild winter and the weakening situation in Europe. The company does maintain strong customer loyalty, virtually no debt and a strong history of generating growth. Therefore, we added slightly to our position.

The fiscal year 2012 marked the second year for Azzad Wise Capital Fund. The Fund gained 0.86% underperforming its benchmark; BofAML US Corp & Govt 1-3 Yr1, by 0.28%.  The Fund's performance during the first half of the fiscal year was weak. During the second half, the Fund came back strongly and outperformed its benchmark by 1.43%.  The Fund's cash holdings were reduced and invested in high yielding deposit accounts of some well known Islamic Banks overseas.  Also, the Fund's exposure to Sukuks increased which enhanced its performance; the Dow Jones Sukuk Index gained more than 2% during the first six months of 2012. Detracting from the Fund’s performance was the performance of Kuwait Finance House’s stock, our relatively large cash holding, as well, as CBB International Sukuk (Bahrain Sovereign Sukuk). We viewed the underperformance of KFH and CBB as due to short term macroeconomic concerns and held our positions.

                                                                                                                            Average Annual Total Returns

*Returns are not annualized. One year and since inception returns are annualized for the period ending June 30, 2012. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Bank of America Merrill Lynch US Corporate and Government Master Index tracks the performance of US dollar-denominated investment grade Government and Corporate public debt issued in the US domestic bond market, excluding collateralized products. The index does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 1.49% through 11/30/2013, excluding indirect expenses. The index’s returns assume reinvestment of all distributions and dividends; you cannot invest indirectly in an index. The Fund’s inception date was 04/1/2010.

Moving forward, we will continue to position the Funds’ portfolios to take advantage of opportunities that arise under these challenging macroeconomic conditions. We believe that our portfolio will, in the long run, be able to withstand the coming month’s inevitable market volatility due to several macro headwinds. A U.S. presidential election, a revisit to the fiscal debate here domestically and continued overseas economic pressures will no doubt pressure our holdings. However, we are reminded of the legendary investor Shelby Davis’s statement “You make most of your money in a bear market; you just don’t realize it at the time.”

Again, we thank you for your confidence in us and look forward to continuing to serve you.

Sincerely,

Jamal Elbarmil,

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the portfolio manager as of 06-29-2012. Those views may change, and the Fund disclaims any obligation to advise investors of such changes. The Azzad Funds are self distributed and available by prospectus only. A free copy which contains information about the Funds’ risks, fees, objectives and other important information is available at www.azzadfunds.com or by calling 888.350.3369.

Azzad Ethical Fund

Total Returns*

(For the year ended June 30, 2012)

(Unaudited)

Average Annual Total Return

For the Periods Ended June 30, 2012

                              Azzad Ethical Fund                                Russell MidCap Growth Index***

1 Year                               0.28%                                               (2.99)%

5 Year                               3.61%                                                  1.91%

Since Inception                 3.39%                                                 3.25%

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Azzad Wise Capital Fund

Total Returns*

(For the period ended June 30, 2012)

(Unaudited)

Average Annual Total Return

For the Period Ended June 30, 2012

                                   Azzad Wise Capital Fund           BofAML US Corp & Govt 1-3 Yr Index**

1 Year                                      0.86%                                             1.16%

Since Inception                        1.54%                                             1.83%

This chart assumes an initial investment of $10,000 made on 4/6/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**The BofAML US Corp and Gov’t 1-3 Year Index is compromised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD ETHICAL FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD WISE CAPITAL FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Azzad Ethical Fund
Schedule of Investments
June 30, 2012

Shares		Value

COMMON STOCKS - 90.67%

Apparel & Other Finished Products - 2.12%
7,800	Lululemon Athletica, Inc. (British Columbia) *	$ 465,114

Arrangement of Transportation - 0.88%
5,000	Expeditors International of Washington, Inc.	193,750

Ball & Roller Bearings - 0.97%
4,500	RBC Bearings, Inc. *	212,850

Biological Products (No Diagnostic Substances) - 1.01%
3,000	Techne Corp.	222,600

Bituminous Coal & Lignite Surface Mining - 0.37%
9,300	Alpha Natural Resources, Inc. *	81,003

Computer Storage Devices - 1.78%
10,700	Sandisk Corp. *	390,336

Construction-Special Trade Contractors - 1.81%
10,500	Chicago Bridge & Iron Company N.V. (Netherlands)	398,580

Crude Petroleum & Natural Gas - 1.42%
5,400	Canadian Natural Resources Ltd. (Canada)	144,990
3,000	Ecopetrol, SA ADR	167,370
		312,360
Electromedical & Electrotherapeutic Apparatus - 1.87%
7,000	Masimo Corp. *	156,660
4,200	Varian Medical Systems, Inc. *	255,234
		411,894
Electronic Computers - 6.18%
1,600	Apple Computer, Inc. *	934,400
5,900	Teradata Corp. *	424,859
		1,359,259
General Industrial Machinery & Equipment - 1.13%
4,700	Gardner Denver, Inc.	248,677

Heavy Construction (other than building construction) - 3.02%
7,500	Fluor Corp.	370,050
17,000	Foster Wheeler AG *	293,505
		663,555
Industrial Intruments for Measurement, Display and Control - 2.20%
4,900	Roper Industries Inc.	483,042

Leather & Leather Products - 1.22%
4,600	Coach, Inc.	269,008

Medicinal Chemicals & Botanical Products - 1.87%
10,000	USANA Health Sciences, Inc. *	411,200

Men's and Boys' Furnishings, Work Clothes, and Allied Garments - 1.47%
2,300	Polo Ralph Lauren Corp. Class A	322,138

Metal Mining - 1.41%
6,300	Cliffs Natural Resources, Inc.	310,527

Mining & Quarrying of Non-metallic Minerals (No Fuels) - 0.76%
3,000	Sociedad Quimica Y Minera De Chile ADR	167,010

Motors & Generators - 2.00%
8,820	Ametek, Inc.	440,206

Oil & Gas Field Machinery & Equipment - 1.52%
7,800	Cameron International Corp. *	333,138

Oil & Gas Field Services, NEC - 1.79%
3,400	Core Laboratories NV (Netherlands)	394,060

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 4.91%
5,100	Edwards Lifesciences Corp. *	526,830
1,000	Intuitive Surgical, Inc. *	553,790
		1,080,620
Pharmaceutical Preparations - 4.59%
2,850	Novo Nordisk ADR	414,219
5,050	Perrigo Co.	595,547
		1,009,766
Radio & TV Broadcasting & Communications Equipment - 0.46%
1,500	Loral Space & Communications, Inc.	101,025

Radiotelephone Communications - 0.68%
1,600	Millicom International Cellular SA	150,272

Refrigeration & Service Industry Machinery - 1.13%
2,500	The Middleby Corp. *	249,025

Retail-Auto & Home Supply Stores - 4.69%
4,800	Advanced Auto Parts, Inc.	327,456
800	AutoZone Inc. *	293,736
4,900	O'Reilly Automotive Inc. *	410,473
		1,031,665
Retail-Retail Stores, NEC - 2.33%
7,500	Petsmart, Inc.	511,350

Rubber & Plastics Footwear - 1.02%
5,100	Deckers Outdoor Corp. *	224,451

Semiconductors & Related Devices - 2.28%
7,100	Altera Corp.	240,264
6,500	ARM Holdings Plc. ADR	154,635
17,000	Micron Technology Inc. *	107,270
		502,169
Services-Business Services, NEC - 8.75%
5,800	Athenahealth, Inc. *	459,186
18,000	Heartland Payment Systems, Inc.	541,440
5,600	Mercadolibre, Inc.	424,480
750	Priceline.com, Inc. *	498,390
		1,923,496
Services-Computer Integrated Systems - 1.02%
2,700	Cerner Corp. *	223,182

Services-Computer Programming - 2.12%
10,700	Verisign Inc. *	466,199

Services-Computer Programming, Data Processing, ETC - 3.24%
3,000	Baidu, Inc. ADR *	344,940
6,500	Red Hat Inc. *	367,120
		712,060
Services-Educational Services - 1.74%
15,600	New Oriental Education & Technology Group, Inc. ADR *	382,200

Services-Help Supply Services - 1.35%
11,000	Insperity, Inc.	297,550

Services-Prepackaged Software - 0.02%
4,300	China Information Technology, Inc. (China) *	4,300

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.42%
5,630	Church & Dwight Co., Inc.	312,296

Special Industry Machinery, NEC - 2.05%
11,925	Lam Research Corp. *	450,050

Surgical & Medical Instruments - 1.14%
11,000	Abiomed, Inc. *	251,020

Telegraph & Other Message Communications - 1.35%
11,200	J2 Global, Inc.	295,904

Telephone & Telegraph Apparatus - 0.97%
7,100	Adtran, Inc.	214,349

Watches, Clocks, Clockwork Operated Devices/Parts - 0.56%
1,600	Fossil, Inc. *	122,464

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 2.09%
9,500	Herbalife, Ltd. (Grand Cayman)	459,135

Wholesale-Durable Goods - 1.91%
2,200	Grainger W.W.	420,728

Wholesale-Motor Vehicles & Motor Parts & Supplies - 2.05%
13,500	LKQ Corp. *	450,427

TOTAL FOR COMMON STOCKS (Cost $16,065,057) - 90.67%		19,936,010

EXCHANGE TRADED FUND - 0.64%
900	SPDR Gold Trust *	139,671
TOTAL FOR EXCHANGE TRADED FUND (Cost $108,899) - 0.64%		139,671

REAL ESTATE INVESTMENT TRUST - 1.41%
2,150	Public Storage	310,481
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $230,287) - 1.41%		310,481

TOTAL FOR INVESTMENTS (Cost $16,404,243) - 92.72%		20,386,162

OTHER ASSETS LESS LIABILITIES - 7.28%		1,601,926

NET ASSETS - 100.00%		$ 21,988,088

* Non-income producing securities during the period.
** Variable rate security; the savings account rate shown represents the yield at June 30, 2012.
ADR - American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 19,936,010	$ -	$ -	$ 19,936,010
	Real Estate Investment Trust	310,481	-	-	310,481
	Exchange Traded Fund	139,671	-	-	139,671
		$ 20,386,162	$ -	$ -	$ 20,386,162

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

	Azzad Wise Capital Fund
	Schedule of Investments
	June 30, 2012

Shares		Value

COMMON STOCKS - 11.60%

Beverages - 0.69%
1,370	The Coca-Cola Co.	$ 107,120
1,493	Pepsico, Inc.	105,495
		212,615
Books: Publishing and/or Printing - 0.35%
2,389	The McGraw-Hill Companies, Inc.	107,505

Commercial Banks Non-US - 1.65%
191,808	Kuwait Finance House (Kuwait)	506,487

Construction, Mining & Materials Handeling Machinery & Equipment - 0.33%
1,878	Dover Corp.	100,680

Converted Paper & Paperboard Products - 0.35%
1,270	Kimberly-Clark Corp.	106,388

Electromedical & Electrotherapeutic Apparatus - 0.34%
2,707	Medtronic, Inc.	104,842

Electronic & Other Electrical Equipment - 0.34%
2,251	Emerson Electric Co.	104,852

General Industrial Machinery & Equipment - 0.33%
1,924	Illinois Tool Works, Inc.	101,760

Household Furniture - 0.35%
5,156	Leggett & Platt, Inc.	108,946

Industrial Inorganic Chemicals - 0.34%
1,314	Air Products & Chemicals, Inc.	106,079

Men's & Boy's Furnishings - 0.67%
2,796	Cintas Corp.	107,954
733	VF Corp.	97,819
		205,773
Miscellaneous Food Preparations & Kindred Products - 0.36%
1,800	McCormick & Company, Inc.	109,170

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.35%
999	PPG Industries, Inc.	106,014

Perfumes, Cosmetics & Other Toilet Preparations - 0.35%
1,029	Colgate-Palmolive Co.	107,119

Petroleum Refining - 0.35%
1,244	Exxon Mobile Corp.	106,449

Pharmaceutical Preparations - 0.69%
1,552	Johnson & Johnson	104,853
1,644	Abbott Laboratories	105,989
		210,842
Retail-Variety Stores - 0.32%
1,478	Family Dollar Stores, Inc.	98,257

Retail-Building Materials, Hardware, Garden Supply - 0.35%
811	The Sherwin-Williams Co.	107,336

Retail-Drug Stores & Proprietary Store - 0.34%
3,518	Walgreen Co.	104,062

Retail-Lumber & Other Building Materials - 0.35%
3,730	Lowe's Companies, Inc.	106,081

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.34%
1,713	The Procter Gamble Co.	104,921

Surgical & Medical Instruments & Apparatus - 1.03%
986	C.R. Bard, Inc.	105,936
1,179	3M Co.	105,638
1,386	Becton, Dickinson & Co.	103,604
		315,178
Wholesale-Motor Vehicle Supplies & New Parts - 0.33%
1,680	Genuine Parts Co.	101,220

Wholesale-Chemicals & Allied Products - 0.35%
1,441	Sigma-Aldrich Corp.	106,533

Wholesale-Durable Goods - 0.35%
560	W.W. Grainger, Inc.	107,095

TOTAL FOR COMMON STOCKS (Cost $3,605,927) - 11.60%		3,556,204

SUKUKS - 30.63%
1,000,000	ADIB Sukuk, 3.745% 11/04/2015 (United Arab Emirates)	1,035,000
1,000,000	ADCB Islamic Finance, 4.071%, 11/22/2016 (Cayman Island)	1,050,000
500,000	CBB International Sukuk, 6.247%, 6/17/2014 (Bahrain)	535,000
1,000,000	EIB Sukuk, Ltd. 4.718%, 1/18/2017 (United Arab Emirates)	1,040,000
500,000	FGB Sukuk, 3.797%, 8/2/2016 (Cayman Island)	515,000
500,000	GE Capital Sukuk, Ltd., 3.875%, 11/26/2014 (Bermuda)	516,895
580,000	MAF Sukuk, Ltd., 5.85%, 2/7/2017 (Cayman Island)	614,800
580,000	QIB Sukuk Funding, 3.856%, 10/07/2015 (United Arab Emirates)	602,910
950,000	Tamwell Funding, Ltd., 5.154%, 1/18/2017 (Cayman Island)	990,375
1,170,000	Wakala Global Sukuk BHD, 4.646%, 7/6/2021 (Malaysia)	1,286,346
1,170,000	Wakala Global Sukuk BHD, 2.991%, 7/6/2016 (Malaysia)	1,201,743
TOTAL FOR SUKUKS (Cost $9,191,012) - 30.63%		9,388,069

PARTNERSHIP - 4.70%
126,154	EFH Global Sukuk Plus Fund (Luxemburg)	1,439,919
TOTAL FOR PARTNERSHIP (Cost $1,414,823) - 4.70%		1,439,919

TIME DEPOSITS - 35.50%
2,000,000	Bank Asya, 4.70%, 1/23/2014 (Turkey)	2,000,000
2,103,465	Kuveyt Turk Participation Bank, 3.00%, 10/30/2012 (Turkey)	2,103,465
1,000,000	Kuveyt Turk Participation Bank, 3.38%, 8/30/2012 (Turkey)	1,000,000
2,051,270	Turkiye Finans Bank, 4.5%, 9/21/2013 (Turkey)	2,051,270
1,409,909	Turkiye Finans Bank, 5.0%, 3/12/2014 (Turkey)	1,409,909
2,316,690	Turkiye Finans Bank, 5.5%, 3/22/2014 (Turkey)	2,316,690
TOTAL FOR TIME DEPOSITS (Cost $10,881,334) 35.50%		10,881,334

SHORT TERM INVESTMENTS - 4.06%
669,980	Albaraka Turk Participation Bank, 4.44% (Turkey)	669,980
574,923	Kuwait Finance House Deposit Account 1.27% * (Kuwait)	574,923
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $1,244,903) - 4.06%		1,244,903

TOTAL FOR INVESTMENTS (Cost $26,337,999) - 86.49%		26,510,429

OTHER ASSETS LESS LIABILITIES - 13.51%		4,141,518

NET ASSETS - 100.00%		$ 30,651,947

* Variable rate security; the rate shown represents the yield at June 30, 2012.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2012, in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 3,556,204	$ -	$ -	$ 3,556,204
	Partnership	-	1,439,919	-	1,439,919
	Sukuks	-	9,388,069	-	9,388,069
	Time Deposits	-	10,881,334	-	10,881,334
	Short-Term Investments	1,244,903	-	-	1,244,903
		$ 4,801,107	$ 21,709,322	$ -	$ 26,510,429

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
June 30, 2012

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $16,404,243 and $26,337,999, respectively)	$ 20,386,162	$ 26,510,429
Cash	1,595,791	3,583,147
Receivables:
Fund Shares Sold	23,402	41,138
Securities Sold	-	375,000
Dividends & Interest	4,951	236,996
Prepaid Expenses	17,651	8,434
Total Assets	22,027,957	30,755,144
Liabilities:
Due to Advisor	19,151	48,823
Due to Administrator	1,455	1,454
Distribution Fees	4,498	2,368
Distribution Payable	-	34,502
Trustee Fees	387	387
Accrued Expenses	14,378	15,663
Total Liabilities	39,869	103,197
Net Assets	$ 21,988,088	$ 30,651,947

Net Assets Consist of:
Paid In Capital	$ 17,996,472	$ 30,496,616
Undistributed Net Investment Income	-	27,856
Accumulated Realized Gain (Loss) on Investments	9,697	(44,955)
Unrealized Appreciation in Value of Investments	3,981,919	172,430
Net Assets, for 2,042,001 and 3,044,229 Shares Outstanding, respectively	$ 21,988,088	$ 30,651,947

Net Asset Value Per Share	$ 10.77	$ 10.07

Redemption Price Per Share ($10.77*0.98; $10.07*0.98) Note 4*	$ 10.55	$ 9.87

* The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund, and 180 days for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the year ended June 30, 2012

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends (Net of foreign taxes withheld $6,638 and $1,435, respectively)	$ 134,878	$ 63,138
Interest	6	604,516
Total Investment Income	134,884	667,654

Expenses:
Advisory Fees	141,081	324,775
Distribution Fees	17,448	13,646
Legal Fees	5,283	2,289
Transfer Agent Fees	30,361	30,657
Audit Fees	13,495	9,760
Registration Fees	22,129	16,882
Administrative Fees	9,022	9,022
Custody Fees	5,280	30,753
Miscellaneous Fees	1,301	3,608
Printing Fees	2,244	-
Trustee Fees	857	1,535
Insurance	295	837
Total Expenses	248,796	443,764
Fees Waived and Reimbursed by the Advisor (Note 3)	(74,207)	(37,113)
Net Expenses	174,589	406,651

Net Investment Income (Loss)	(39,705)	261,003

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	49,402	(44,793)
Net Change in Unrealized Appreciation on Investments	98,158	45,762
Net Realized and Unrealized Gain on Investments	147,560	969

Net Increase in Net Assets Resulting from Operations	$ 107,855	$ 261,972

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2012	6/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (39,705)	$ (6,815)
Net Realized Gain on Investments	49,402	137,677
Unrealized Appreciation on Investments	98,158	3,221,193
Net Increase in Net Assets Resulting from Operations	107,855	3,352,055

Distributions to Shareholders:
Net Investment Income	-	(2,651)
Realized Gains	-	(681,709)
Total Distributions	-	(684,360)

Capital Share Transactions (Note 4)	7,826,616	2,907,219

Total Increase in Net Assets	7,934,471	5,574,914

Net Assets:
Beginning of Period	14,053,617	8,478,703

End of Period (Includes Undistributed Net Investment Income of
$0 and $0, respectively)	$ 21,988,088	$ 14,053,617

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2012	6/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 261,003	$ 10,818
Net Realized Gain (Loss) on Investments	(44,793)	458,432
Unrealized Appreciation on Investments	45,762	294,554
Net Increase in Net Assets Resulting from Operations	261,972	763,804

Distributions to Shareholders:
Net Investment Income	(233,148)	(17,276)
Realized Gains - Short Term	(391,630)	(26,144)
Total Distributions	(624,778)	(43,420)

Capital Share Transactions (Note 4)	4,080,725	13,423,315

Total Increase in Net Assets	3,717,919	14,143,699

Net Assets:
Beginning of Period	26,934,028	12,790,329

End of Period (Includes Undistributed Net Investment Income	$ 30,651,947	$ 26,934,028
of $27,856 and $0, respectively)

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2012		6/30/2011		6/30/2010	6/30/2009	6/30/2008

Net Asset Value, at Beginning of Year	$ 10.74		$ 8.24		$ 6.78	$ 9.25	$ 10.11

Income From Investment Operations:
Net Investment Loss *	(0.02)		(0.01)		(0.02)	(0.06)	(0.10)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.05		3.13		1.48	(2.41)	(0.21)
Total from Investment Operations	0.03		3.12		1.46	(2.47)	(0.31)

Distributions:
Net Investment Income	0.00		0.00	***	0.00	0.00	0.00
Realized Gains	0.00		(0.62)		0.00	0.00	(0.55)
Total Distributions	0.00		(0.62)		0.00	0.00	(0.55)

Redemption Fees (a)	0.00	***	0.00	***	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 10.77		$ 10.74		$ 8.24	$ 6.78	$ 9.25

Total Return **	0.28%		38.42%		21.53%	(26.70)%	(3.42)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 21,988		$ 14,054		$ 8,479	$ 6,069	$ 3,522
Before Waivers
Ratio of Expenses to Average Net Assets	1.41%		1.65%		1.75%	3.36%	2.95%
Ratio of Net Investment Loss to Average Net Assets	(0.65)%		(0.72)%		(1.05)%	(2.37)%	(2.12)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%		0.99%		0.99%	1.90%	1.90%
Ratio of Net Investment Loss to Average Net Assets	(0.22)%		(0.06)%		(0.29)%	(0.91)%	(1.07)%
Portfolio Turnover	13.48%		27.84%		90.62%	21.11%	337.01%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended
	6/30/2012	6/30/2011	6/30/2010	#

Net Asset Value, at Beginning of Period	$ 10.22	$ 9.82	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.10	0.01	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.02)	0.42	(0.19)
Total from Investment Operations	0.08	0.43	(0.17)

Distributions:
Net Investment Income	(0.08)	(0.01)	(0.01)
Realized Gains Short-Term	(0.15)	(0.02)	0.00
Total Distributions	(0.23)	(0.03)	(0.01)

Redemption Fees (a)	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 10.07	$ 10.22	$ 9.82

Total Return **	0.86%	4.34%	(1.66)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 30,652	$ 26,934	$ 12,790
Before Waivers
Ratio of Expenses to Average Net Assets	1.63%	1.83%	2.16%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%	(0.28)%	0.00%	†
After Waivers
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	0.96%	0.06%	0.67%	†
Portfolio Turnover	234.93%	701.30%	100.46%

† Annualized
(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 180 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
# For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund.  The Azzad Wise Capital Fund (the “Wise Fund”), commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Advisor”) is the investment advisor to both Funds (see Note 3).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact of the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Certain short-term securities are valued on the basis of amortized cost.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available or if a security value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Sukuks –The Wise Fund may invest in Sukuks. Sukuks are certificates, similar to bonds, issued by the issuer to obtain an up-front payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee.  The issuer also makes a contractual promise to buy back the certificate at a future date at par value.  While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk.  Issuers of Sukuks are anticipated to be international financial institutions, foreign governments and agencies of foreign governments.  Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.  At June 30, 2012, 30.63% of the Wise Fund’s net assets were invested in Sukuks.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distrusted, the Funds could incur a tax expense.

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2010-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

Redemption Fees The Ethical Fund charges a 2.00% redemption fee for shares redeemed within 90 days.  The Wise Fund charges a 2% redemption fee for shares redeemed in excess of $50,000 within 180 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 4.

Dividends and Distributions to Shareholders- The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.  Please see Note 6 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 3.

Transactions with the Advisor and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Advisor receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2012, the Advisor earned $141,081 and $324,775 for the Ethical Fund and Wise Fund, respectively. At June 30, 2012, the Advisor was owed $11,311 and $48,823 for the Ethical Fund and Wise Fund, respectively.

The Funds’ adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.49%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period beginning July 1, 2009 and ending June 30, 2014 for the Ethical Fund and  December 1, 2008 and ending November 30, 2013 for the Wise Fund.  Any waiver or reimbursement of operating expenses by the Advisor is subject to repayment by the Funds within three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the 0.99% expense limitation (or, if less, the expense limitation then in place). For the year ended June 30, 2012, the Advisor waived fees of $82,047 and $37,113 for the Ethical Fund and the Wise Fund, respectively.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Advisor during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2012, the unreimbursed amounts paid or waived by the Advisor on behalf of the Ethical Fund and Wise Fund are $222,694 and $117,626, respectively.  As of June 30, 2012, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2010	June 30, 2013	$ 64,746	$ 17,893
June 30, 2011	June 30, 2014	$ 75,901	$ 62,620
June 30, 2012	June 30, 2015	$ 82,047	$ 37,113

Administrative Agreement - The Funds have an Administrative Agreement with the Advisor.  Pursuant to the  Administrative Agreement, the Advisor, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Advisor $750 per month; per Fund.   For the year ended June 30, 2012, the Ethical Fund and the Wise Fund each paid the Advisor $9,022 for administrative services pursuant to the agreement.  As of June 30, 2012, $1,455 and $1,454 was owed to the Advisor in administrative fees from the Ethical Fund and the Wise Fund, respectively.

Note 4.

Capital Share Transactions

The Board of Trustees is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

The following is a summary of capital share activity for the years indicated:

Ethical Fund	Year Ended 6/30/2012	Year Ended 6/30/2011
	Shares	Amount	Shares	Amount
Shares Sold	968,032	$10,374,719	374,333	$3,857,582
Shares issued in reinvestment of distributions	-	-	31,575	318,274
Redemption fees	-	1,321	-	536
Shares redeemed	(234,267)	(2,549,424)	(126,660)	(1,269,173)
Net Increase	733,765	$7,826,616	279,248	$2,907,219

As of June 30, 2012, paid-in-capital totaled $17,996,472.

The following is a summary of capital share activity for the years indicated:

Wise Fund	Year Ended 6/30/2012	Year Ended 6/30/2011
	Shares	Amount	Shares	Amount
Shares Sold	1,086,739	$10,877,889	1,694,031	$17,074,794
Shares issued in reinvestment of distributions	567	5,642	26	259
Shares redeemed	(678,124)	(6,802,806)	(361,966)	(3,651,738)
Net Increase	409,182	$ 4,080,725	1,332,091	$13,423,315

As of June 30, 2012, paid-in-capital totaled $30,496,616.

Shareholders of the Ethical Fund are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2012, $1,321 of redemption fees was collected from shareholders of the Ethical Fund and reclassified to paid-in-capital.

Shareholders of the Wise Fund will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 180 days after their purchase, for redemptions greater than $50,000.  For the year ended June 30, 2012, no redemption fees were collected from shareholders of the Wise Fund.

Note 5.

Investment Transactions

For the year ended June 30, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $8,971,788 and $2,213,247, respectively for the Ethical Fund. For the year ended June 30, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $57,397,106 and $40,588,815, respectively for the Wise Fund.

Note 6.

Tax Matters

As of June 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments (a)	$ 16,527,877	$ 26,337,999
Gross tax appreciation of investments	$ 5,265,251	$ 305,791
Gross tax depreciation of investments	$ (1,406,966)	$ (133,361)
Net tax appreciation	$ 3,858,285	$ 172,430

(a)  The difference between book cost and tax cost, for the Ethical Fund, represents disallowed wash sales for tax purpose at June 30, 2012.

Each Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at June 30, 2012, the following represents the tax basis capital gains and losses:

	Ethical Fund	Wise Fund
Undistributed ordinary income	$ -	$ 27,856
Short term capital loss carry-forward +	$ -	$ (44,793)
Accumulated realized gains	$ 387,063	$ -
Post-October capital loss deferrals realized between 11/1/11 and 6/30/12 *	$(253,732)	$ -

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

*These deferrals are considered incurred in subsequent tax year.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.  Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The Funds paid the following distributions for the years ended June 30, 2012 and 2011:

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2011	$ 2,651	Ordinary Income
6/30/2011	$ 247,685	Long-Term Capital Gain
6/30/2011	$ 434,024	Short-Term Capital Gain
6/30/2012	$ 0

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2011	$ 17,276	Ordinary Income
6/30/2011	$ 26,144	Short-Term Capital Gain
6/30/2012	$233,148	Ordinary Income
6/30/2012	$391,630	Short-Term Capital Gain

Note 7.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Funds to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Ethical Fund and Wise Fund, respectively.  The actual distribution fee incurred for the Ethical Fund for the year ended June 30, 2012, was 0.10% of the average daily net assets of the Fund.  As of July 1, 2011,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2012, the Ethical Fund incurred $17,448 in distribution fees and the Wise Fund incurred $13,646 in distribution fees.  As of June 30, 2012, $4,498 and $2,368 were owed to the Advisor in distribution fees for the Ethical and Wise Funds, respectively.

Note 8.

Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2012, FolioFn, in aggregate, owned approximately 54.27% and 96.07% of the shares of the Ethical Fund and the Wise Fund, respectively for the benefit of others. As a result, FolioFn may be deemed to control the Funds.

Note 9. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Note 10. Subsequent Event

On August 16, 2012 the Board of Trustees, including all of the Independent Trustees, considered and approved a Sub-Advisory Agreement (“Agreement”) with Ziegler Lotsoff Capital Management (“Sub-Advisor”) and Azzad Asset Management (“Advisor”) with respect to the Ethical Fund.  The agreement will continue until August 16, 2013, and thereafter is subject to annual approval by the Board, including a majority of the Independent Trustees. The Advisor will be responsible for the sub-advisory fee not the Ethical Fund. The Ethical Fund will benefit from the additional research, services and investment management expertise, without any additional impact to the Ethical Fund’s shareholders.  The Advisor will pay to the Sub-Advisor a monthly fee at an annual rate equal to 0.25% of the Ethical Fund’s average daily net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (“Ethcial Fund”) and Azzad Wise Capital Fund (“Wise Fund”), each a series of The Azzad Funds, (the Funds) including the schedule of investments, as of June 30, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Ethical Fund, and the financial highlights for each of the two years in the period then ended, and for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2012, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Ethical Fund, and the financial highlights for each of the two years in the period then ended, and for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Fund, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 28, 2012

Azzad Funds
Expense Illustration
June 30, 2012 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees;
distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period,
January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds'
actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2012	June 30, 2012	January 1, 2012 to June 30, 2012

Actual	$1,000.00	$1,050.73	$5.05
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.94	$4.97

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2012	June 30, 2012	January 1, 2012 to June 30, 2012

Actual	$1,000.00	$1,021.17	$7.49
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.47

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2012 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 76	Trustee Since 2000 - Indefinitely	2	General Secretary & Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 64	Trustee Since 2000 - Indefinitely	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)
Ali Khan 330 Tuttle Drive Bloomingdale IL 60108 Age: 69	Trustee Since 2008 - Indefinitely	2	Retired, formerly Vice President (Finance) of Sonoscan Inc.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem [1] 3141 Fairview Park Drive Suite 460 Falls Church, VA 22402 Age: 48	Chairman, Treasurer and Trustee Since 2001 - Indefinitely	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2012

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY RENEWAL AGREEMENT

The investment advisory agreement between the Azzad Funds (“the Funds”) and Azzad Asset Management (“the advisor”) is subject to annual approval by the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of each affected Fund. The Trustees meet over the course of the year with investment advisory personnel from the advisor and regularly review detailed information regarding the Funds’ investment program, and performance of each Fund.

On April 30, 2012, the Trustees of Trustees, including all of the independent Trustees, met in person to consider the continuation of the Advisory Agreements for the Azzad Ethical Fund and Azzad Wise Capital Fund, for the one year period commencing July 1, 2012. Prior to the meeting of the Trustees on April 30, 2012, the Independent Trustees met among themselves to prepare for the meeting. The Trustees considered and reviewed the information they were provided by the advisor and Fund’s Chief Compliance Officer.

It was noted that no changes had been proposed to the Azzad Funds’ investment advisory agreement, and that the Advisor had agreed to continue capping certain operating expenses of the Azzad Ethical Fund until June 30, 2014 and until November 31, 2013 for the Azzad Wise Capital Fund. The Trustees also noted that they had reviewed the following materials provided to them in advance of the meeting: (i) an executed copy of the Funds’ investment advisory and expense cap agreements, (ii) a certification from the Funds’ CCO that the Advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Azzad Funds, (iii) the Advisor’s Form ADV Parts I and II and accompanying schedules, (iv) the Advisor’s financial information including its balance sheet and profit/loss statements, (v) reports provided by the Advisor regarding the Funds’ performance and comparisons with its benchmark and Morningstar category and (vi) information comparing each Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to its peer group as determined by the Advisor.

The Trustees considered the following factors, among others when evaluating the advisory agreement: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition, the profitability of the Funds to the Advisor, fees and expense information for the Funds, brokerage allocation and the Advisor’s best execution process, any direct and

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2012

indirect benefits to the Advisor from its relationship with the Funds, the Advisor’s compliance program and policies, the Advisor’s performance of substantially similar duties for other clients; and any possible conflicts of interest.

The independent directors reviewed the advisor’s services to the Funds including its personnel, revenue and costs of managing the Funds. The directors also evaluated the Funds’ performance, expenses, and fees comparable to other similar Funds.

At the meeting, the Trustees considered the following factors:

i.

The nature, extent, and quality of the services to be provided by the investment advisor under the Investment Advisory Agreement- The Trustees reviewed information provided by the Advisor about its personnel and operations. The Advisor’s administrative capabilities including its abilities to supervise the Funds’ other service providers such as the custodian, transfer agent, fund accountant and others were also taken into consideration. The Trustees took into account the experience of the Funds’ portfolio management teams and of Azzad’s senior management, and the time and attention devoted by each to the Azzad Funds. The Trustees considered Azzad’s significant responsibilities in monitoring and conducting due diligence on the various foreign counterparties in the Azzad Wise Capital Fund.

The Trustees also noted that it had received various compliance reports provided to it by the Funds’ CCO throughout the year, and based on such reports, the Funds’ investment policies and restrictions were consistently complied with during the last year. The Funds’ CCO reported that she had reviewed the Advisor’s compliance program and determined that they appeared reasonably designed to prevent violations of federal securities laws.

ii.

The investment performance of the Funds and the investment advisor- The Trustees noted that it reviewed on a quarterly basis detailed information about the Funds’ performance results, portfolio attributes and investment strategies. In addition, the Trustees took into account overall financial market conditions. The Trustees also considered a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the Advisor. The Trustees noted that Azzad Ethical Fund had largely outperformed its mid cap growth category in 2011. The Trustees noted the Fund’s investment restrictions including its exclusion of certain sectors namely, financials. The Trustees also noted that the Azzad Wise Capital Fund was launched in April 2010 with limited counterparties. The Fund invested a majority of its cash holdings in various bank deposits, Sukuks and other appropriate investments. The Azzad Wise Capital Fund, however, underperformed its benchmark in 2011. The Trustees noted that interest fixed income products such as corporate bonds had provided much higher yields than the Fund’s counterparties. In addition, the low yield environment and the limited number of acceptable counterparties were a challenge. The Trustees agreed to monitor the performance of the Azzad Wise Capital Fund.

iii.

The costs of the services to be provided and profits to be realized by the investment advisor and its affiliates from the relationship with the Funds- In considering the Funds’ fees and expenses, the Trustees compared the Funds’ fees and total expense ratio with research conducted by the Investment Committee Institute (ICI) and data supplied by Morningstar. Among other findings, the research indicated that the Azzad Ethical Fund’s expense ratio was in line with the average expense ratio for actively managed funds. However, according to Morningstar, it was below average among its peers. The Trustees also compared the Azzad Ethical Fund’s fees and expenses with other Funds in the socially responsible and faith based peer group. The data indicated that Azzad Ethical Fund’s advisory fee and total expenses were below those of its group. The Trustees noted that the Azzad Ethical Fund’s total annual operating expenses (1.65%) last year were higher than the Fund’s expense ratio. The Advisor confirmed that the advisory agreement was not profitable as a result of its agreement to cap expenses at 0.99%. The Advisor also confirmed that it would continue capping certain operating expenses of the Fund through June 30, 2014.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2012

The data indicated that the Azzad Wise Capital Fund’s advisory fee and total expenses were above the median for its peer group. The Trustees noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the costs of pursuing and researching suitable counterparties for the Fund, the high costs for its foreign custody arrangements, the substantially greater legal responsibilities and the Fund’s unique investment strategy. The Trustees noted that the Fund’s total annual operating expenses were 1.89% and the Advisor had an agreement to cap expenses to 1.49%. The Advisor confirmed that it would continue capping certain operating expenses of the Fund through November 31, 2013.

The Trustees also noted that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Funds. However, it was also noted that this is balanced out by the increased legal responsibility and liabilities that are an inherent aspect of the mutual fund business. The Trustees also noted that the Advisor had used hard dollars to pay for all brokerage trades for the Funds. It had not benefited from any soft dollar arrangements in the past year to pay for research services. The Trustees noted the significant cost of such research services, the low profitability and losses with managing the Funds, and the Advisor’s commitment to maintain high quality services for the Funds. Based upon its review, the Trustees determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered. Based upon its review, the Trustees also concluded that the Advisor’s level of profitability from its relationship with the Funds was reasonable.

iv.

The extent to which economies of scale would be realized as the Funds grow- The Trustees considered the effect of the Funds’ current size and potential growth on its performance and expenses. The Trustees concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Funds’ current size. The Trustees noted that certain investment styles, such as the Azzad Ethical Fund’s mid-cap strategy as well as the Azzad Wise Capital Fund’s unique non interest based fixed income strategy do not readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The Trustees noted that if the Funds’ assets increased over time, the Funds may realize other economies of scale if assets increased proportionally more than certain other expenses. The Advisor noted it has expanded distribution through numerous mutual fund platforms and would continue doing so on behalf of the Funds.

In approving the Investment Advisory Agreement, the Trustees, including the disinterested members, did not identify any single factor as controlling, and each member may have attributed different weight to various factors. Therefore, upon motion duly made by independent trustee member, and seconded by independent trustee member, and unanimously approved, it was unanimously determined that continuation of the Agreement between the Azzad Funds and the Advisor was in the best interest of the Funds and its shareholders and

VOTED: To approve the renewal of the Investment Advisory Agreement between the Azzad Funds (Azzad Ethical Fund and Azzad Wise Capital Fund) and Azzad Asset Management for an additional year.

Board of Trustees

Syed Shamshad Husain

Syed K. Raheemullah

Bashar Qasem

Ali Khan

Investment Adviser

Azzad Asset Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 19,000

FY 2011

$ 18,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2012

$ 0

FY2011

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2012

$ 3,600

FY 2011

$ 3,600

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2012

$ 0

FY2011

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2012

$ 0

FY 2011

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 5, 2012